Prospectus Supplement                                          85631 8/02
dated August 30, 2002 to:

PUTNAM GLOBAL GROWTH FUND
Prospectus dated February 28, 2002

The second paragraph under the heading "Who manages the fund?" is replaced with the following:

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Core Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

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Portfolio leader        Since       Experience
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Paul C. Warren          2002        1997 - Present     Putnam Management
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Portfolio members       Since       Experience
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Mark A. Bogar           2002        1994 - Present     Putnam Management
Geirulv Lode            2002        1997 - Present     Putnam Management
Shigeki Makino          2002        2000 - Present     Putnam Management
                                    Prior to 2000      Fidelity Investments
Stephen S. Oler         2002        1997 - Present     Putnam Management